Exhibit 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT

INSIGHT ENTERPRISES, INC. REPORTS SECOND QUARTER 2015 RESULTS

TEMPE, AZ – July 29, 2015 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported results of operations for the quarter ended June 30, 2015.

•	Consolidated net sales of $1.42 billion for the second quarter of 2015 were consistent with net sales reported in the second quarter of 2014, but increased 7% year over year excluding the effects of foreign currency movements.

•	Net sales in North America of $978.7 million increased 10%;

•	Net sales in EMEA of $380.6 million decreased 15%, but increased 1% excluding the effects of foreign currency movements; and

•	Net sales in APAC of $64.8 million decreased 21%, down 8% excluding the effects of foreign currency movements.

•	Consolidated gross profit of $191.4 million decreased 2% compared to the second quarter of 2014, but increased 4% year over year excluding the effects of foreign currency movements. Consolidated gross margin decreased approximately 30 basis points to 13.4% of net sales.

•	Gross profit in North America of $128.2 million (13.1% gross margin) increased 3% year over year;

•	Gross profit in EMEA of $52.8 million (13.9% gross margin) was down 6% year to year, but increased 10% year over year excluding the effects of foreign currency movements; and

•	Gross profit in APAC of $10.4 million (16.0% gross margin) was down 23% year to year, down 10% excluding the effects of foreign currency movements.

•	Consolidated earnings from operations decreased 7% compared to the second quarter of 2014 to $43.0 million, or 3.0% of net sales. Excluding the effects of foreign currency movements, the decrease in consolidated earnings from operations was 1% year to year.

•	Earnings from operations in North America decreased 4% year to year to $29.3 million, or 3.0% of net sales;

•	Earnings from operations in EMEA decreased 3% year to year to $9.5 million, or 2.5% of net sales, but increased 17% year over year excluding the effects of foreign currency movements; and

•	Earnings from operations in APAC decreased 32% year to year to $4.2 million, or 6.4% of net sales. Excluding the effects of foreign currency movements, the decrease in APAC’s earnings from operations was 21% year to year.

•	Non-GAAP consolidated earnings from operations for the second quarter of 2015, which exclude severance and restructuring expenses in both periods and the non-cash impairment and

- MORE -

Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q2 2015 Results, Page 2	July 29, 2015

accelerated depreciation charges related to the Company’s Illinois real estate assets in the prior year period, decreased 16% year to year to $43.4 million, or 3.0% of net sales.*

•	Consolidated net earnings and diluted earnings per share for the second quarter of 2015 were $25.5 million and $0.67 respectively, at an effective tax rate of 38.1%.

•	Non-GAAP consolidated net earnings and diluted earnings per share for the second quarter of 2015, which exclude severance and restructuring expenses and the tax effect of these charges, were $25.9 million and $0.68, respectively.*

•	During the three months ended June 30, 2015, the Company repurchased approximately 1.6 million shares of its common stock for $47.4 million.

“In the second quarter, we continued to execute our sales investment plans while delivering on a seasonally important quarter for our business. 2015 is turning out to be a year of diverse product and services opportunity with our largest clients, and we are garnering our share of that growth, albeit at lower margins, while at the same time we are growing our share with U.S. Federal government clients,” stated Ken Lamneck, President and Chief Executive Officer.

“We are also excited about our brand refresh announced during the second quarter and the recent launch of our new Insight.com website. We see the marketplace moving from traditional IT products to Intelligent Technology, business solutions that help our clients not only run their business more efficiently, but smarter. I am very proud of our team for coming together to reshape the way we represent Insight to our many stakeholders,” added Lamneck.

The Company refers to changes in net sales and gross profit on a consolidated basis and in EMEA and APAC excluding the effects of foreign currency movements. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Net of tax amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

* A tabular reconciliation of financial measures prepared in accordance with United States generally accepted accounting principles (“GAAP”) to non-GAAP financial measures is included at the end of this press release.

- MORE -

Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q2 2015 Results, Page 3	July 29, 2015

GUIDANCE

For the full year of 2015, the Company continues to expect top line growth in the low single digits, in U.S. dollars, and gross margins similar to those reported in the first half of 2015. As a result, the Company now expects diluted earnings per share for the full year 2015 of $2.05 to $2.15.

This outlook reflects:

•	an average U.S. dollar to Euro currency exchange rate of $1.10 and an average U.S. dollar to British Pound currency exchange rate of $1.52;

•	the adverse effect on gross profit of previously announced partner program changes in the software category, which the Company expects to be between $5 and $10 million for the full year 2015;

•	an effective tax rate of 37% to 39%;

•	an average outstanding share count of approximately 38.3 million shares for the year; and

•	capital expenditures of $10 to $15 million.

This outlook excludes severance and restructuring expenses incurred during the year.

CONFERENCE CALL AND WEBCAST

The Company will host a conference call and live web cast today at 5:00 p.m. ET to discuss second quarter 2015 results of operations. A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://nsit.client.shareholder.com/events.cfm, and a replay of the web cast will be available on the Company’s web site for a limited time following the call. To listen to the live web cast by telephone, call 1-877-402-8904 if located in the U.S., 678-809-1029 for international callers, and enter the access code 83541143.

USE OF NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures exclude severance and restructuring expenses in 2015 and 2014, non-cash impairment and accelerated depreciation charges related to our Illinois real estate assets in the second quarter of 2014 and the tax effect of these charges. The Company excludes these charges when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

- MORE -

Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q2 2015 Results, Page 4	July 29, 2015

FINANCIAL SUMMARY TABLE

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	change		2015	2014	change
Insight Enterprises, Inc.
Net sales	$1,424,031	$1,417,897	—		$2,643,710	$2,632,427	—
Gross profit	$191,415	$194,599	(2%)		$353,228	$358,344	(1%)
Gross margin	13.4%	13.7%	(30	bps)	13.4%	13.6%	(20	bps)
Selling and administrative expenses	$148,004	$147,810	—		$288,800	$290,239	—
Severance and restructuring expenses	$372	$310	20%		$1,095	$647	69%
Earnings from operations	$43,039	$46,479	(7%)		$63,333	$67,458	(6%)
Net earnings	$25,499	$27,249	(6%)		$36,450	$38,799	(6%)
Diluted earnings per share	$0.67	$0.66	2%		$0.93	$0.93	—
North America
Net sales	$978,650	$889,252	10%		$1,801,359	$1,669,934	8%
Gross profit	$128,216	$125,038	3%		$239,732	$232,451	3%
Gross margin	13.1%	14.1%	(100	bps)	13.3%	13.9%	(60	bps)
Selling and administrative expenses	$99,033	$94,558	5%		$191,435	$183,739	4%
Severance and restructuring expenses	$(150)	$(14)		**	$255	$63	305%
Earnings from operations	$29,333	$30,494	(4%)		$48,042	$48,649	(1%)
EMEA
Net sales	$380,626	$446,857	(15%)		$735,468	$834,800	(12%)
Gross profit	$52,815	$56,086	(6%)		$97,626	$105,407	(7%)
Gross margin	13.9%	12.6%	130	bps	13.3%	12.6%	70	bps
Selling and administrative expenses	$42,754	$46,030	(7%)		$85,511	$93,135	(8%)
Severance and restructuring expenses	$522	$215	143%		$840	$475	77%
Earnings from operations	$9,539	$9,841	(3%)		$11,275	$11,797	(4%)
APAC
Net sales	$64,755	$81,788	(21%)		$106,883	$127,693	(16%)
Gross profit	$10,384	$13,475	(23%)		$15,870	$20,486	(23%)
Gross margin	16.0%	16.5%	(50	bps)	14.8%	16.0%	(120	bps)
Selling and administrative expenses	$6,217	$7,222	(14%)		$11,854	$13,365	(11%)
Severance and restructuring expenses	$—	$109	(100%)		$—	$109	(100%)
Earnings from operations	$4,167	$6,144	(32%)		$4,016	$7,012	(43%)

	North America			EMEA			APAC
	Three Months Ended June 30,			Three Months Ended June 30,			Three Months Ended June 30,
Sales Mix	2015	2014	% change*	2015	2014	% change*	2015	2014	% change*
Hardware	60%	59%	11%	32%	31%	(13%)	5%	5%	(10%)
Software	33%	35%	5%	66%	67%	(16%)	92%	92%	(21%)
Services	7%	6%	27%	2%	2%	(12%)	3%	3%	(38%)

	100%	100%	10%	100%	100%	(15%)	100%	100%	(21%)

*	Represents growth/decline in category net sales on a U.S. dollar basis.
**	Percentage change not considered meaningful.

- MORE -

Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q2 2015 Results, Page 5	July 29, 2015

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including the Company’s expected 2015 financial results, including diluted earnings per share, and the assumptions relating thereto, including top line growth rates, gross margin performance, foreign currency exchange rates, the effect on gross profit of partner program changes, the Company’s effective tax rate, capital expenditures, the expected average outstanding share counts for 2015 and trends and opportunities relating to the IT industry, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014:

•	the Company’s reliance on partners for product availability and competitive products to sell as well as the Company’s competition with its partners;

•	the Company’s reliance on partners for marketing funds and purchasing incentives;

•	changes in the IT industry and/or rapid changes in technology;

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;

•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;

•	disruptions in the Company’s IT systems and voice and data networks;

•	the security of the Company’s electronic and other confidential information;

•	general economic conditions;

•	the Company’s reliance on commercial delivery services;

•	the Company’s dependence on certain personnel;

•	the variability of the Company’s net sales and gross profit;

•	the risks associated with the Company’s international operations;

•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and

•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements. The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACTS:	GLYNIS BRYAN	HELEN JOHNSON
	CHIEF FINANCIAL OFFICER	SENIOR VP, FINANCE
	TEL. 480.333.3390	TEL. 480.333.3234
	EMAIL glynis.bryan@insight.com	EMAIL helen.johnson@insight.com

- MORE -

Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q2 2015 Results, Page 6	July 29, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net sales	$1,424,031	$1,417,897	$2,643,710	$2,632,427
Costs of goods sold	1,232,616	1,223,298	2,290,482	2,274,083

Gross profit	191,415	194,599	353,228	358,344
Operating expenses:
Selling and administrative expenses	148,004	147,810	288,800	290,239
Severance and restructuring expenses	372	310	1,095	647

Earnings from operations	43,039	46,479	63,333	67,458
Non-operating (income) expense:
Interest income	(192)	(333)	(346)	(582)
Interest expense	1,718	1,501	3,456	2,959
Net foreign currency exchange loss	20	461	633	957
Other expense, net	281	443	612	692

Earnings before income taxes	41,212	44,407	58,978	63,432
Income tax expense	15,713	17,158	22,528	24,633

Net earnings	$25,499	$27,249	$36,450	$38,799

Net earnings per share:
Basic	$0.67	$0.67	$0.94	$0.94

Diluted	$0.67	$0.66	$0.93	$0.93

Shares used in per share calculations:
Basic	38,067	40,951	38,870	41,292

Diluted	38,326	41,228	39,160	41,573

- MORE -

Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q2 2015 Results, Page 7	July 29, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$175,508	$164,524
Accounts receivable, net	1,459,277	1,309,209
Inventories	170,298	122,573
Inventories not available for sale	44,351	45,261
Deferred income taxes	13,748	13,385
Other current assets	71,643	62,920

Total current assets	1,934,825	1,717,872
Property and equipment, net	96,361	104,181
Goodwill	26,257	26,257
Intangible assets, net	17,863	23,567
Deferred income taxes	57,956	58,620
Other assets	19,333	17,626

	$2,152,595	$1,948,123

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$1,069,354	$819,916
Accounts payable – inventory financing facility	150,952	122,781
Accrued expenses and other current liabilities	138,336	144,561
Current portion of long-term debt	1,400	766
Deferred revenue	50,473	50,904

Total current liabilities	1,410,515	1,138,928
Long-term debt	51,291	62,535
Deferred income taxes	702	940
Other liabilities	24,712	24,489

	1,487,220	1,226,892

Stockholders’ equity:
Preferred stock	—	—
Common stock	373	401
Additional paid-in capital	314,126	337,167
Retained earnings	373,578	396,992
Accumulated other comprehensive loss – foreign currency translation adjustments	(22,702)	(13,329)

Total stockholders’ equity	665,375	721,231

	$2,152,595	$1,948,123

- MORE -

Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q2 2015 Results, Page 8	July 29, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities:
Net earnings	$36,450	$38,799
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	19,001	20,781
Non-cash real estate impairment	—	4,558
Provision for losses on accounts receivable	1,962	2,344
Write-downs of inventories	1,473	845
Write-off of property and equipment	—	487
Non-cash stock-based compensation	4,627	3,684
Excess tax benefit from employee gains on stock-based compensation	(543)	(423)
Deferred income taxes	94	(422)
Changes in assets and liabilities:
Increase in accounts receivable	(167,600)	(61,142)
Increase in inventories	(48,376)	(34,696)
Increase in other current assets	(9,447)	(7,884)
(Increase) decrease in other assets	(2,095)	6,987
Increase in accounts payable	263,120	133,294
(Decrease) increase in deferred revenue	(438)	9,883
Decrease in accrued expenses and other liabilities	(1,904)	(13,380)

Net cash provided by operating activities	96,324	103,715

Cash flows from investing activities:
Purchases of property and equipment	(6,552)	(5,342)

Net cash used in investing activities	(6,552)	(5,342)

Cash flows from financing activities:
Borrowings on senior revolving credit facility	243,910	218,492
Repayments on senior revolving credit facility	(227,410)	(234,992)
Borrowings on accounts receivable securitization financing facility	781,100	392,000
Repayments on accounts receivable securitization financing facility	(808,100)	(417,000)
Borrowings under other financing agreements	—	2,002
Payments on capital lease obligation	(110)	(108)
Net borrowings (repayments) under inventory financing facility	28,171	(6,557)
Payment of deferred financing fees	—	(200)
Excess tax benefit from employee gains on stock-based compensation	543	423
Payment of payroll taxes on stock-based compensation through shares withheld	(2,117)	(1,624)
Repurchases of common stock	(85,951)	(29,652)

Net cash used in financing activities	(69,964)	(77,216)

Foreign currency exchange effect on cash and cash equivalent balances	(8,824)	1,953

Increase in cash and cash equivalents	10,984	23,110
Cash and cash equivalents at beginning of period	164,524	126,817

Cash and cash equivalents at end of period	$175,508	$149,927

- MORE -

Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q2 2015 Results, Page 9	July 29, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Consolidated Earnings from Operations:
GAAP	$43,039	$46,479	$63,333	$67,458
Non-cash real estate impairment and accelerated depreciation	—	5,178	—	5,178
Severance and restructuring expenses	372	310	1,095	647

Non-GAAP	$43,411	$51,967	$64,428	$73,283

Consolidated Net Earnings:
GAAP	$25,499	$27,249	$36,450	$38,799
Non-cash real estate impairment and accelerated depreciation, net of tax	—	3,174	—	3,174
Severance and restructuring expenses, net of tax	408	179	964	403

Non-GAAP	$25,907	$30,602	$37,414	$42,376

Consolidated Diluted EPS:
GAAP	$0.67	$0.66	$0.93	$0.93
Non-cash real estate impairment and accelerated depreciation, net of tax	—	0.08	—	0.08
Severance and restructuring expenses, net of tax	0.01	—	0.03	0.01

Non-GAAP	$0.68	$0.74	$0.96	$1.02

North America Earnings from Operations:
GAAP	$29,333	$30,494	$48,042	$48,649
Non-cash real estate impairment and accelerated depreciation	—	5,178	—	5,178
Severance and restructuring expenses (income)	(150)	(14)	255	63

Non-GAAP	$29,183	$35,658	$48,297	$53,890

EMEA Earnings from Operations:
GAAP	$9,539	$9,841	$11,275	$11,797
Severance and restructuring expenses	522	215	840	475

Non-GAAP	$10,061	$10,056	$12,115	$12,272

APAC Earnings from Operations:
GAAP	$4,167	$6,144	$4,016	$7,012
Severance and restructuring expenses	—	109	—	109

Non-GAAP	$4,167	$6,253	$4,016	$7,121

- ### -

Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958